UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 20, 2010
(Date of earliest event reported)

Kayne Anderson MLP Investment Company
(Exact name of registrant as specified in its charter)

Maryland	811-21593	20-0155073
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
717 Texas Avenue - Suite 3100, Houston, TX	77002
(Address of principal executive offices)	(Zip Code)

(713) 493-2020
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Kayne Anderson MLP Investment Company, a closed-end investment company, which files reports under the Investment Company Act of 1940, as amended, is hereby making this voluntary filing under the Securities Exchange Act of 1934, as amended, consistent with Rule 135c of the Securities Act of 1933, as amended, to announce that it is has reached a conditional agreement with institutional investors relating to a proposed private placement of securities.

Item 8.01. Other Events.

On April 20, 2010, Kayne Anderson MLP Investment Company  issued a press release announcing that it has reached a conditional agreement with institutional investors relating to a proposed unregistered offering of senior unsecured notes and mandatory redeemable preferred stock.  The press release was patterned after Rule 135c, as promulgated under the Securities Act of 1933, as amended.   A copy of said release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description

99.1	Press Release of Kayne Anderson MLP Investment Company dated April 20, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	April 21, 2010	KAYNE ANDERSON MLP
INVESTMENT COMPANY

		By:	/s/ David Shladovsky
David Shladovsky
Secretary and Chief Compliance Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release of Kayne Anderson MLP Investment Company dated April 20, 2010